Exhibit 10.06


                                ESCROW AGREEMENT

                                                                November 6, 1998



The Chase Manhattan Bank
450 W.  33rd Street, 15th Floor
New York, New York  10001
Attn:  Mr. Paul Gilkeson

     Re:  Morgan Stanley Dean Witter Charter Series
          ESCROW ACCOUNT

Gentlemen:

     In accordance with arrangements made by Demeter Management Corporation, a Delaware corporation (the "General Partner"), on behalf of Morgan Stanley Dean Witter Charter Graham L.P. ("Charter Graham"), Morgan Stanley Dean Witter Charter Millburn L.P. ("Charter Millburn"), and Morgan Stanley Dean Witter Charter Welton L.P. ("Charter Welton"; together with Charter Graham and Charter Millburn, the "Partnerships" and individually, a "Partnership"), and Dean Witter Reynolds Inc., the selling agent for the Partnerships (the "Depositor"; together with the Partnerships herein sometimes collectively referred to as the "Parties" and, individually, as a "Party"), the Depositor shall: (i) deliver to you, as escrow agent ("Escrow Agent"), all subscription funds (by the direct transfer of immediately available funds into a non-interest-bearing escrow account established by you for the Partnerships, for investment in your interest-bearing money market account) received by the Depositor from each subscriber ("Subscriber" or, collectively, the "Subscribers") during the "Initial Offering Period" and thereafter during the "Continuing Offering" (as described in the Partnerships' Prospectus, as the same may be updated, supplemented, and amended from time to time (the "Prospectus")), in connection with the offering to the public of Units of Limited Partnership Interest of the Partnerships (the "Units"); and (ii) also promptly transmit to the General Partner a complete report of all funds deposited with you during the Initial Offering Period and the Continuing Offering. Except as otherwise determined herein, all capitalized terms used in this Agreement are defined in the Prospectus. You, as Escrow Agent, shall hold such subscription funds, together with any additions, substitutions, or other financial instruments in which such funds may be invested or for which such funds may be exchanged (collectively referred to herein as the "Fund"), IN ESCROW upon the following terms:

     1.   (a)  Following  receipt  by you of  written  notice  from the  General
Partner that the General Partner has rejected a Subscriber's subscription, in whole or in part, during the Initial Offering Period or the Continuing Offering, you shall transmit to the Depositor, as soon as practicable but in no event later than three business days following receipt by you of such notice (i) the amount of such Subscriber's subscription funds that shall have been deposited with you hereunder and that the General Partner shall have notified you of as having been rejected, and (ii) any interest earned on the Fund and allocated to the rejected amount of such subscription in accordance with Section 2 hereof.
You shall at the same time give notice to the Depositor of the amount of aggregate subscription funds and/or interest so returned.

          (b) On the second business day before the scheduled day of each Closing during the Initial Offering Period and the Continuing Offering, the General Partner shall notify you of the portion of the Fund that represents subscriptions to be accepted by the General Partner for each Partnership equal to the number of Units subscribed for, multiplied by a price per Unit equal to $10 with respect to the Initial Closing, and thereafter at 100% of the Net Asset Value per Unit thereof as of the close of business on the date of the Monthly Closing. Upon receipt by you of joint written notice from the General Partner and the Depositor on the date of each such Closing to the effect that all of the terms and conditions with respect to the release of subscription funds from escrow set forth in the Prospectus have been fulfilled, you shall promptly pay and deliver to each Partnership the portion of the Fund specified in the General Partner's prior instructions (excluding any interest earned on the Fund and funds relating to rejected subscriptions).

          (c) On the date of each Closing, or as soon thereafter as practicable, you shall transmit to the Depositor an amount representing: (i) for each Subscriber whose subscription shall be accepted by the General Partner in whole or in part, any interest earned on the Fund and allocated to the accepted portion of such Subscriber's subscription in accordance with Section 2 hereof, and (ii) for each Subscriber whose subscription shall have been rejected by the General Partner in whole or in part but whose subscription funds shall not have been previously returned to the Depositor by you in accordance with the first paragraph of this Section 1, such Subscriber's subscription funds that shall have been deposited with you hereunder and that shall have been rejected by the General Partner, together with any interest earned on the Fund and allocated to the rejected amount of such subscription in accordance with Section 2 hereof. You shall at the same time give notice to the Depositor of the aggregate amount of subscription funds and/or interest so returned.

          (d) Notwithstanding subparagraph (a) of this Paragraph 1, upon receipt by you of written notice from the General Partner that a Subscriber has been rejected (because good funds representing payment for Units have not been deposited in the Subscriber's customer account with the Depositor or because such Subscriber has provided bad funds in the form of a bad check, draft, or otherwise to the Depositor), you shall transmit to the Depositor, within three business days following receipt by you of such notice, the amount of subscription funds deposited with you hereunder relating to that amount (the portion of such Subscriber's subscription for which good funds have not been provided), together with any interest earned on the Fund and allocated to such portion of such a subscription in accordance with Section 2 hereof to the date of such return, and shall immediately notify the General Partner of the return of such funds.

     2. You shall hold the Fund (including any interest earned thereon) for the account of the Partnerships pending delivery to either the Partnerships or the Depositor, pursuant to Paragraphs 1 or 3 hereof, as the case may be. On each day that subscription funds are transferred to you hereunder in immediately available funds and receipt is confirmed before 2:00 P.M., New York City time, you shall immediately invest such subscription funds solely in your interest-bearing money market account. If subscription funds are transferred to you in immediately available funds and receipt is confirmed after 2:00 P.M., New York City time, you shall so invest such funds on the next day. Interest earned on the Fund shall be allocated by the Depositor among the subscribers proportionately based on (A) the amount of their respective subscriptions on deposit in the Fund, and (B) the period of time from the date that their respective subscriptions shall have been deposited in the Fund to the earlier of the delivery of the Fund to the Partnerships at a Closing or the Depositor in accordance with Sections 1 or 3 hereof, as the case may be.

     3. If, during the Initial Offering Period, you are notified in writing jointly by the Parties that subscriptions for fewer than 400,000 Units of any of Charter Graham, Charter Millburn or Charter Welton have been subscribed for and not rejected by the General Partner, that the offering of Units for any such Partnership(s) have been terminated, and that no Initial Closing with respect to any such Partnership(s) will be held, you shall transmit to the Depositor, as soon as practicable but in no event later than three business days after receipt by you of such notice, an amount representing the full amount of all subscription funds that shall have been deposited with you hereunder for any such Partnership(s), together with any interest earned on the Fund in accordance with Paragraph 2 hereof for any such Partnership(s). You shall at the same time give notice to the Depositor of the aggregate amounts of subscription funds and/or interest so returned.

     4.   The Parties further agree with you as follows:

          (a) Your duties and responsibilities shall be limited solely to those expressly set forth in this Agreement and are ministerial in nature. You shall neither be subject to nor obliged to recognize any other agreement between, or other direction or instruction of, any or all of the Parties or any Subscriber even though reference thereto may be made herein; provided, however, that with your written consent, this Agreement may be amended at any time or times by an instrument in writing signed by the Parties.

          (b) You are authorized, in your sole discretion, to disregard any and all notices or instructions given by any of the Parties or by any other person, firm, or corporation, except only such notices or instructions as are hereunder provided for and orders or process of any court entered or issued with or without jurisdiction. If the Fund or any part thereof is at any time attached, garnished, or levied upon under any court order or in case the payment, assignment, transfer, conveyance, or delivery of the Fund shall be stayed or enjoined by any court order, or in case any order, judgment, or decree shall be made or entered by any court affecting the Fund or any part thereof, then and in any such event you are authorized, in your sole discretion, to rely upon and comply with any such order, writ, judgment, or decree that you are advised by legal counsel of your own choosing is binding upon you, and if you comply with any such order, writ, judgment, or decree you shall not be liable to any of the Parties or to any other person, firm, or corporation by reason of such compliance even though such order, writ, judgment, or decree may be subsequently reversed, modified, annulled, set aside, or vacated.

          (c) You shall be fully protected in relying upon any written notice, demand, certificate, document, or instrument believed by you in good faith to be genuine and to have been signed or presented by the proper person or persons or Party or Parties. The Parties shall provide you with a list of officers and employees who shall be authorized to deliver instructions hereunder. You shall not be liable for any action taken or omitted by you in connection herewith in good faith and in the exercise of your own best judgment.

          (d) Should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the subscription funds deposited with you hereunder, or should any claim be made upon any such subscription funds by a third party, you, upon receipt of written notice of such dispute by any of the Parties or by a third party, are authorized and directed to retain in your possession all or any of such subscription funds until such dispute shall have been settled either by mutual agreement of the parties involved or by final order, decree, or judgment of any court in the United States.

          (e) If for any reason funds are deposited in the escrow account other than by transfer of immediately available funds, you shall proceed as soon as practicable to collect checks, drafts, and other collection items at any time deposited with you hereunder. All such collections shall be subject to the usual collection agreement regarding items received by your commercial banking department for deposit or collection; provided, however, that if any check, draft, or other collection item at any time deposited with you hereunder is returned to you as being uncollectible (except by reason of an account closing), you shall attempt a second time to collect such item before returning such item to the Depositor as uncollectible. Subject to the foregoing, you shall promptly notify the Parties of any uncollectible check, draft, or other collection item deposited with you hereunder and shall promptly return such uncollectible item to the Depositor, in which case you shall not be liable to pay any interest on the subscription funds represented by such uncollectible item. In no event, however, shall you be required or have a duty to take any legal action to enforce payment of any check or note deposited hereunder.

          (f) You shall not be responsible for the sufficiency or accuracy of the form, execution, validity, or genuineness of documents now or hereafter deposited with you hereunder, or for any lack of endorsement thereon or for any description therein, nor shall you be responsible or liable in any respect on account of the identity, authority, or rights of the persons executing or delivering or purporting to execute or deliver any such document, or endorsement or this Agreement. You shall not be liable for any loss sustained as a result of any investment made pursuant to the instructions of the Parties or as a result of any liquidation of an investment prior to its maturity, or the failure of the Parties to give you any instructions to invest or reinvest the Fund or any earnings thereon.

          (g) All notices required or desired to be delivered hereunder shall be in writing and shall be effective when delivered personally on the day delivered, or when given by registered or certified mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

          if to a Partnership, the Partnerships or the General Partner:

          Demeter Management Corporation
          Two World Trade Center, 62nd Floor
          New York, New York  10048
          Attn:  Mr. Mark J. Hawley
                 President

          if to the Depositor:

          Dean Witter Reynolds Inc.
          Two World Trade Center, 62nd Floor
          New York, New York  10048
          Attn:  Mr. Robert E. Murray
                 Senior Vice President

          in either case with a copy to:

          Cadwalader, Wickersham & Taft
          100 Maiden Lane
          New York, New York  10038
          Attn:  Edwin L. Lyon, Esq.

          if to you:

          The Chase Manhattan Bank
          450 W. 33rd Street, 15th Floor
          New York, New York  10001
          Attn: Mr. Paul Gilkeson

Whenever, under the terms hereof, the time for giving a notice or performing an act falls on a Saturday, Sunday, or legal holiday, such time shall be extended to the next business day.

          (h) The Depositor agrees to indemnify, defend, and hold you harmless from and against, any and all loss, damage, tax, liability, and expense that may be incurred by you arising out of or in connection with your duties hereunder, except as caused by your gross negligence, bad faith, or willful misconduct, including the legal costs and expenses of defending yourself against any claim or liability in connection with your performance hereunder.

          (i) You shall be paid by the Depositor a single fee of $3,000 in advance for your services with respect to the first year from the date hereof or any portion thereof in connection herewith. In addition, the Depositor shall pay an additional $3,000 fee for any services provided hereunder in any subsequent year.

          (j) It is understood that you may at any time resign hereunder as Escrow Agent by giving written notice of your resignation to the Parties at their address set forth above at least 20 days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, all property then held by you hereunder shall be delivered by you to such person as may be designated jointly by the Parties in writing, whereupon all your obligations hereunder shall cease and terminate. If you shall resign prior to the conclusion of the first 60 days of the Initial Offering Period, you shall pay back to the Depositor an amount equal to the product of $50 and the number of days remaining until the 60th day of the Initial Offering Period. If you shall resign at or after the conclusion of the first 60 days of the Initial Offering Period, you shall have no obligation to pay any amount back to the Depositor. If no successor Escrow Agent has been appointed or has accepted such appointment by such date, all your obligations hereunder shall nevertheless cease and terminate. Your sole responsibility thereafter shall be to keep safely all property then held by you and to deliver the same to a person designated by the Parties hereto or in accordance with the directions of a final order or judgment of a court of competent jurisdiction.

     5. This Agreement shall be governed by and construed in accordance with the law of the State of New York and any action brought hereunder shall be brought in the courts of the State of New York, sitting in the County of New York.

     6. The undersigned Escrow Agent hereby acknowledges and agrees to hold, deal with, and dispose of, the Fund (including any interest earned thereon) and any other property at any time held by the Escrow Agent hereunder in accordance with this Agreement.

If the foregoing Agreement is satisfactory to you, please so indicate by signing at the place provided below.


                                       Sincerely,


                                       MORGAN STANLEY DEAN WITTER CHARTER
                                       GRAHAM L.P.

                                       By:  Demeter Management Corporation


                                       By:  /s/ MARK J. HAWLEY
                                            ---------------------------
                                            Mark J. Hawley
                                            President



                                       MORGAN STANLEY DEAN WITTER CHARTER
                                       MILLBURN L.P.

                                       By:  Demeter Management Corporation


                                       By:  /s/ MARK J. HAWLEY
                                            ---------------------------
                                            Mark J. Hawley
                                            President



                                       MORGAN STANLEY DEAN WITTER CHARTER
                                       WELTON L.P.

                                       By:  Demeter Management Corporation


                                       By:  /s/ MARK J. HAWLEY
                                            ---------------------------
                                            Mark J. Hawley
                                            President



                                       DEAN WITTER REYNOLDS INC.


                                       By:  /s/ ROBERT E. MURRAY
                                            ---------------------------
                                            Robert E. Murray
                                            Senior Vice President



Accepted:

THE CHASE MANHATTAN BANK

By:  /s/ PAUL GILKESON
     ------------------------
     Name:   Paul Gilkeson
     Title:  Vice-President